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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Agree Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AGREE REALTY CORPORATION

31850 Northwestern Highway
Farmington Hills, MI 48334

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 10, 2004

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of AGREE REALTY CORPORATION, a Maryland corporation, will be held at 11:00 a.m. local time, on May 10, 2004, at the Courtyard by Marriott, 31525 West 12 Mile Road, Farmington Hills, Michigan for the following purposes:

1.	To elect two directors to serve until the annual meeting of stockholders in 2007 or until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on March 15, 2004 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

      Stockholders are cordially invited to attend the meeting in person. Whether or not you now plan to attend the meeting, you are asked to complete, date, sign and mail promptly the enclosed proxy card for which a postage paid return envelope is provided. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person. It is important that your shares be voted. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, EquiServe, in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

By Order of the Board of Directors

Kenneth R. Howe
Vice President, Finance and
Secretary

March 22, 2004

Farmington Hills, Michigan

GENERAL
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND TRANSACTIONS
INDEPENDENT AUDITORS
OTHER MATTERS
PROPOSALS FOR NEXT ANNUAL MEETING
PROCEDURES FOR NOMINATING OR RECOMMENDING FOR NOMINATION CANDIDATES FOR DIRECTOR
ANNUAL REPORT
AGREE REALTY CORPORATION AUDIT COMMITTEE CHARTER
AGREE REALTY CORPORATION COMPENSATION COMMITTEE CHARTER
AGREE REALTY CORPORATION NOMINATING & GOVERNANCE COMMITTEE CHARTER
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CODE OF PROFESSIONAL ETHICS

AGREE REALTY CORPORATION

31850 Northwestern Highway
Farmington Hills, MI 48334

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 10, 2004

GENERAL

       This proxy statement is furnished by our board of directors in connection with the solicitation by the board of directors of proxies to be voted at the annual meeting of stockholders to be held at 11:00 a.m. local time on May 10, 2004, at the Courtyard by Marriott, 31525 West 12 Mile Road, Farmington Hills, Michigan, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on March 15, 2004, will be entitled to vote at the meeting.

      Voting. Any proxy, if received in time, properly signed and not revoked, will be voted at the annual meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted for the proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (i) by delivery of a written statement to our corporate Secretary stating that the proxy is revoked, (ii) by preparation of a subsequent proxy executed by the person executing the prior proxy, or (iii) by attendance at the annual meeting and voting in person.

      Votes cast in person or by proxy at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, and the inspectors, assisted by our Secretary, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders.

      Quorum. The presence, in person or represented by proxy, of the holders of a majority of our common stock (3,233,486 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the shareholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Pursuant to our bylaws, abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker “non-vote” occurs when a nominee holding common stock does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

      Cost of Proxy Solicitation. Solicitation of proxies will be primarily by mail. However, our directors and officers also may solicit proxies by telephone or telecopy or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by us. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at our expense, to the beneficial owners of shares held of record by such persons. It is anticipated that this proxy statement and the enclosed proxy card first will be mailed to stockholders on or about March 24, 2004.

      Outstanding Stock. As of March 15, 2004, 6,466,971 shares of our common stock, $.0001 par value per share, were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, our executive officers and directors had the power to vote approximately 3.75% of the outstanding shares of common stock. Our executive officers and directors have advised us that they intend to vote their shares of common stock in favor of the proposal set forth in this proxy statement.

      Required Vote. Plurality approval is required to elect our directors. Abstentions and broker non-votes are not counted for purposes of the election of directors.

ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

      Our board of directors currently consists of six directors. The directors are divided into three classes, consisting of two members whose terms expire at the annual meeting, two members whose terms expire at the 2005 annual meeting of stockholders and two members whose terms expire at the 2006 annual meeting of stockholders. At the annual meeting, two directors will be elected and qualified. Ellis Wachs and Leon Schurgin are nominees for election as directors at the annual meeting, to hold office for a term of three years until the annual meeting of stockholders to be held in 2007. The terms of Gene Silverman and Farris Kalil expire in 2005 and the terms of Richard Agree and Michael Rotchford expire in 2006. Directors are elected by a plurality of the votes cast at the annual meeting either in person or by proxy.

NOMINEES FOR ELECTION AS DIRECTOR

      THE FOLLOWING INDIVIDUALS ARE NOMINATED FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING

      The board of directors, on the recommendation of the nominating and corporate governance committee, has nominated Mr. Ellis Wachs and Mr. Leon M. Schurgin to serve as directors until the 2007 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Each nominee has indicated a willingness to serve as a director.

      Ellis G. Wachs, 74, has been a director since 1993. Mr. Wachs is one of the four founders of Charming Shoppes, Inc. where, for a 40 year period ending in 1991, he held various positions, including Executive Vice President, with various responsibilities including merchandise acquisition, real estate leasing and site location. Since 1991 he has served as a consultant to Charming Shoppes, Inc. and he currently is a real estate investor. He is a graduate of the University of Illinois with a Degree in Business and Finance. He is a board member of the Philadelphia Free Library.

      Leon M. Schurgin, 62 has been a director since March 2004. He is a Senior Shareholder in the law firm of Sommers, Schwartz, Silver & Schwartz, a law firm with over 80 attorneys located in Southfield, Michigan. Mr. Schurgin holds a Bachelors Degree in Business Administration from the University of Michigan, a Juris Doctorate Degree, Magna Cum Laude, from Wayne State University and a Masters of Law Degree in Taxation from Wayne State University. He is also a certified public accountant.

OTHER DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

      Richard Agree, 60, has been President and Chairman of our board of directors since December 1993. Prior thereto, he worked as managing partner of the general partnerships which held our properties prior to our formation and the initial public offering and was President of the predecessor company since 1971. Mr. Agree has managed and overseen the development of over 5,000,000 square feet of anchored shopping center space during the past 33 years. He is a graduate of the Detroit College of Law, a member of the State Bar of Michigan and the International Council of Shopping Centers.

      Michael Rotchford, 45, has been a director since December 1993. He is a Senior Managing Director for Cushman & Wakefield, Inc., a company specializing in real estate services. Prior to joining Cushman & Wakefield in 2000 he served as Managing Director of The Saratoga Group, an investment banking organization specializing in tax and asset-based financing. Mr. Rotchford had been with The Saratoga Group since 1991. Prior to 1991, Mr. Rotchford was a Director in the investment banking division of Merrill Lynch & Co. where he managed the commercial mortgage placement group. Mr. Rotchford holds a bachelor’s degree, with high honors, from the State University of New York at Albany. He is also a licensed real estate broker.

      Gene Silverman, 70, has been a director since April 1994. Mr. Silverman has been a consultant to the entertainment industry since 1996. From July 1993 until his retirement in December 1995, Mr. Silverman served as the President and Chief Executive Officer of Polygram Video, USA, a division of Polygram N.V., a New York Stock Exchange listed company. Prior thereto, he was Senior Vice President of sales at Orion Home Video from 1987 through 1992.

      Farris G. Kalil, 65, has been a Director since December 1993. Mr. Kalil has been a financial consultant since June 1999. From November 1996 until his retirement in May 1999 Mr. Kalil served as Director of Business Development for the Commercial Lending Division of Michigan National Bank, a national banking institution. From May 1994 to November 1996, Mr. Kalil served as a Senior Vice President for Commercial Lending at First of America Bank — Southeast Michigan, N.A. Prior thereto, Mr. Kalil served as a Senior Vice President of Michigan National Bank where he headed the Commercial Real Estate Division, Corporate Special Loans, Real Estate Asset Management/ Real Estate Owned Group, and the Government Insured Multi-Family Department. Mr. Kalil received his Bachelor of Science degree from Wayne State University and continued his education at the Northwestern University School of Mortgage Banking.

      Our board of directors met five times during fiscal year 2003. During the year ended December 31, 2003, each director attended 75% or more of the aggregate of both (1) the total number of the meetings of the Board of Directors, and (2) the total number of meetings held by all committees of the board on which each such Director served.

COMPENSATION OF DIRECTORS

      Our directors are paid an annual fee of $10,000. In addition, the chairman of our audit committee receives an annual fee of $4,000. Directors traveling from outside the Farmington Hills, Michigan area, are reimbursed for out-of-pocket expenses in connection with their attendance at meetings. For the year ended December 31, 2003, we paid total compensation of $44,000 to our directors. No fees are paid to directors who are our employees.

COMMITTEES OF THE BOARD OF DIRECTORS

      Our board of directors has an audit committee, an executive committee, an executive compensation committee and a nominating and governance committee.

      Audit Committee. The audit committee members are: Farris Kalil (Chairman), Ellis Wachs and Gene Silverman, each of whom has been determined by our board of directors to meet the standards for independence required of audit committee members by the New York Stock Exchange. The board of directors has further determined that all members of the audit committee are financially literate, however no member of the audit committee possesses accounting and related financial management expertise within the meaning of the listing standards of the NYSE, and thus no member is an audit committee financial expert within the meaning of applicable SEC rules. Since the audit committee does not have a financial expert, the committee works closely with our independent auditors in the application of accounting standards and internal accounting controls. The audit committee met three times during 2003. In addition, on three occasions the audit committee authorized Farris Kalil, chairman to act on behalf of the committee in reviewing with management and our independent public accountants, our quarterly financial statements.

      Executive Committee. The executive committee members are: Richard Agree (Chairman), Michael Rotchford and Ellis Wachs. The committee has the authority to acquire and dispose of real property and the power to authorize, on behalf of the full board of directors, the execution of certain contracts and agreements, including those related to our borrowing of money, and generally to exercise all other powers of the board of directors except for those that require action by a majority of the independent directors or the entire Board. Our executive committee met once during 2003.

      Executive Compensation Committee. The executive compensation committee members are: Gene Silverman (Chairman), Ellis Wachs and Farris Kalil each of whom has been determined by the board of directors to meet the NYSE’s standards of independence. The executive compensation committee determines compensation for our executive officers, in addition to administering the Company’s stock option and other employee benefit plans, including our 1994 Stock Incentive Plan. Our executive compensation committee met once during 2003.

      Nominating and Governance Committee. The nominating and governance committee was formed in December 2003. Its members are: Michael Rotchford (Chairman), Farris Kalil and Gene Silverman, each of whom has been determined by the board of directors to meet the NYSE’s standards for independence. The committee establishes criteria and qualifications for potential board members and identifies high quality individuals with the core competencies and experience to become members of our board of directors. The committee also establishes corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards and recommends to the board the corporate governance guidelines applicable to us. The nominating and governance committee did not meet during 2003.

EXECUTIVE OFFICERS

      The following sets forth certain information with respect to Mr. Howe, Mr. Schaefer, Mr. Prueter and Mr. Coburn, our executive officers who are not directors of the Company.

      Kenneth R. Howe, 55, has been a Vice President, Finance since June 1994 and our Secretary since November 1993. Prior to being appointed as Vice President, Finance, Mr. Howe served as our Chief Financial Officer since November 1993. From 1989 to April 1994, he was Controller of Agree Development Company, our predecessor. From 1984 to 1989, he was a partner in Straka, Jarackas and Company, a public accounting firm with which he was employed since 1974. He is a graduate of Western Michigan University and is a certified public accountant.

      Mr. Bruce J. Schaefer, 60, has been a Vice President since January 1, 1998. Prior to being appointed to this position, Mr. Schaefer had directed our leasing activities since April 1994. From 1988 to April 1994, he coordinated all leasing activities for Agree Development Company. Mr. Schaefer attended Adrian College.

      Mr. David J. Prueter, 48, has been a Vice President since January 10, 2000. From 1997 until joining us, Mr. Prueter was Director of U.S. Real Estate for Borders, Inc. Prior to joining Borders, Inc. Mr. Prueter served as the Senior Manager of Real Estate Operations for the Kroger Co. Mr. Prueter is a state committee member of the Michigan chapter of the International Council of Shopping Centers, holds a MCR from NACORE and is a graduate of Western Michigan University.

      Mr. Nicholas Coburn, 32, has been a Vice President since January 17, 2001. Prior to being appointed to this position, Mr. Coburn had directed our development activities since December 1997. From 1996 until joining us, Mr. Coburn was employed at Lewiston-Smith Realty Company. Mr. Coburn is a member of the State Bar of Michigan and the American Society of Civil Engineers. He holds a J.D. from the University of Detroit School of Law and a B.S. in Civil Engineering from the University of Colorado.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of holdings and transactions in our securities with the SEC and the NYSE. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely upon a review of the reports furnished to us with respect to fiscal 2003, we believe that all SEC filing requirements applicable to our executive officers and directors were satisfied.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The beneficial ownership of our common stock (our only outstanding class of equity securities) with respect to each director, each executive officer, each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, and all of our directors and executive officers as a group as of March 15, 2004 is set forth below.

	Amount and
	Nature of
Name and Business	Beneficial	Percent
Address of Beneficial Owners(1)	Ownership(2)	of Class

Richard Agree	498,085	6.95%
David J. Prueter	54,620	*
Kenneth R. Howe	43,750	*
Nicholas Coburn	23,965	*
Bruce J. Schaefer	22,675	*
Gene Silverman	20,159	*
Farris G. Kalil	8,000	*
Ellis G. Wachs	1,000	*
Michael Rotchford	1,000	*

All directors and executive officers as a group (9 persons)	673,254	9.40%

*	Less than 1%

(1)	The address of each person is c/o Agree Realty Corporation at 31850 Northwestern Highway, Farmington Hills, MI 48334.

(2)	Includes shares of common stock issuable upon conversion of limited partnership units held by Richard Agree in Agree Limited Partnership, our operating partnership. These units entitle Mr. Agree to acquire 347,619 shares of common stock. These numbers also include shares of common stock subject to options exercisable within 60 days from March 15, 2004 granted to Messrs. Agree and Howe of 18,375 and 4,900, respectively, and 60,000 shares of common stock assigned by Mr. Agree to his children’s irrevocable investment trusts. These numbers also include 60,900, 38,250, 21,650, 13,000 and 18,000 shares of restricted stock held by Messrs. Agree, Howe, Schaefer, Prueter and Coburn, respectively.

CORPORATE GOVERNANCE

      We operate within a plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. Our board has put into place the NYSE’s newly-adopted corporate governance requirements.

DIRECTOR INDEPENDENCE

      Our board of directors has determined that each of the following directors has no material relationship with us and is independent within the meaning of our director independence standards, which reflect exactly the NYSE Director Independent Standards: Farris Kalil, Michael Rotchford, Gene Silverman and Ellis Wachs. Mr. Agree is not independent because he is our employee. Mr. Shurgin is not independent because the law firm in which he is a senior shareholder provides legal services to us.

AUDIT COMMITTEE

•	All members of the audit committee have been determined to meet the standards of independence required of audit committee members by the NYSE and applicable SEC rules.

•	The board of directors has determined all members of the audit committee are financially literate. However, no member of the committee possesses accounting or related financial management expertise, within the meaning of the listing standards of the NYSE, and thus the audit committee does not have an audit committee financial expert within the meaning of applicable SEC rules.

•	The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. The charter is reproduced as Addendum A to this proxy statement. Copies of the charter can be obtained free of charge from our web site, www.agreerealty.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Investor Relations or by telephone at 248-737-4190.

•	BDO Seidman, LLP, our independent auditors, reports directly to the audit committee.

•	The audit committee, or as authorized, the audit committee chairman, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and our independent auditors prior to the filing of officers’ certificates with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

•	The audit committee has adopted a Complaint Monitoring Procedure Policy to enable confidential and anonymous reporting by our employees directly to the audit committee of concerns regarding questionable accounting or auditing matters.

EXECUTIVE COMPENSATION COMMITTEE

•	All members of the executive compensation committee have been determined by our board of directors to meet the NYSE standards of independence.

•	The executive compensation committee operates under a formal charter adopted by our board of directors that governs its duties and standards for performance. The charter is reproduced as Addendum B to this proxy statement. Copies of the charter can be obtained free of charge from our web site, www.agreerealty.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Investor Relations or by telephone at 248-737-4190.

•	The executive compensation committee (1) discharges the board’s responsibilities to establish the compensation of our executives; (2) produces an annual report on executive compensation for inclusion in our annual proxy statement; and (3) provides general oversight for our compensation structure, including our equity compensation plans and benefits programs. Other specific duties and responsibilities of the committee include reviewing the leadership development process; reviewing and approving objectives relative to executive officers’ compensation; approving employment agreements for executive officers; approving and amending our incentive compensation and share option programs (subject to shareholder approval if required); recommending to the board of directors director compensation; and annually evaluating its performance and its charter.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

•	All members of the nominating and corporate governance committee have been determined by our board of directors to meet the NYSE standards of independence.

•	The nominating and corporate governance committee operates under a formal charter adopted by our board of directors that governs its duties and standards for performance. The charter is reproduced as Addendum C to this proxy statement. Copies of the charter can be obtained free of charge from our web site, www.agreerealty.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Investor Relations or by telephone at 248-737-4190.

•	The nominating and corporate governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for consideration by the board must follow the procedures described in this proxy statement under the caption “Procedures for Nominating or Recommending for Nomination Candidates for Director.” Once the nominating and corporate governance committee has identified prospective nominees, background information is elicited about the candidates, following which they are investigated, interviewed and evaluated by the committee, which, then, reports to the board of directors. No distinctions are made as between internally-recommended candidates and those recommended by Stockholders.

CODE OF BUSINESS CONDUCT AND ETHICS

      Management has adopted a Code of Ethics for our principal executive officer and our chief financial officer, violations of which may be reported to the audit committee. The code is reproduced as Addendum D to this proxy statement. Copies of the code can be obtained free of charge from our web site, www.agreerealty.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Investor Relations or by telephone at 248-737-4190.

DIRECTORS’ ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

      It has been and is the policy of our board of directors to expect that directors attend annual meetings of Stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of our board of directors attended our 2003 annual meeting of stockholders.

COMMUNICATION WITH THE BOARD OF DIRECTORS

      A stockholder who wishes to communicate with our board of directors or specific individual directors may do so by directing a written request addressed to such directors or director in care of Kenneth R. Howe, Secretary, at the address appearing on the first page of this proxy statement. Communication(s) directed to members of the board who are not non-management directors will be relayed to the intended director except to the extent that is deemed unnecessary or inappropriate to do so pursuant or the procedures established by a majority of our independent directors. Communications directed to non-management directors will be relayed to the intended board member(s) except to the except that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid by us for each of the fiscal years ended December 31, 2003, 2002 and 2001, to the Chief Executive Officer and the four other executive officers (Named Executive Officers) who received a total annual salary and bonus in excess of $100,000 in fiscal 2003.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation

						Common Stock
	Annual Compensation			Restricted		Underlying
				Stock		Stock Option
Name and Principal Position	Year	Salary	Bonus	Awards($)		Awards (#Shs)

Richard Agree	2003	$189,000	$25,000	$128,634	(1)(2)	—
Chairman of the Board	2002	$180,000	—	$114,994	(1)	—
and President	2001	$165,000	—	$103,774	(1)	—
Kenneth R. Howe	2003	$126,000	$17,500	$69,782	(1)(2)	—
Vice President, Finance	2002	$120,000	$15,000	$64,432	(1)	—
and Secretary	2001	$106,731	$16,923	$51,390	(1)	—
Bruce J. Schaefer	2003	$96,000	$8,000	$40,935	(1)(2)	—
Vice President	2002	$96,000	$6,500	$38,875	(1)	—
	2001	$93,500	$18,886	$37,831	(1)	—
David J. Prueter	2003	$168,000	—	$34,025	(1)(2)	—
Vice President	2002	$160,000	—	$18,600	(1)	—
	2001	$150,000	—	$6,875	(1)	—
Nicholas Coburn	2003	$105,000	$12,000	$44,990	(1)(2)	—
Vice President	2002	$100,000	$10,000	$33,160	(1)	—
	2001	$78,000	$8,000	$20,770	(1)	—

(1)	The dollar value of the award of restricted stock is calculated by multiplying the closing market price of the Common Stock on the date of the award by the number of shares awarded. Messrs. Agree, Howe Schaefer, Prueter and Coburn were awarded 12,500, 5,500, 2,500, 3,000 and 4,000 shares of restricted stock on January 1, 2004 (a 2003 award); Messrs. Agree, Howe, Schaefer, Prueter and Coburn were awarded 10,000, 5,000, 2,500, 2,500 and 3,500 shares of restricted stock on January 1, 2003; Messrs. Agree, Howe, Schaefer, Prueter and Coburn were awarded 8,000, 4,500, 2,500, 2,500 and 3,500 shares of restricted stock, respectively on January 1, 2002; Messrs. Agree, Howe, Schaefer and Prueter were awarded 7,200, 4,000, 2,500 and 2,500 shares of restricted stock, respectively on January 1, 2001. These shares of restricted stock are (i) subject to restrictions on transfer which lapse in equal annual installments over a five-year period from the date of the grant and (ii) are entitled to and receive dividends from the date of the grant.

(2)	At December 31, 2003, Messrs. Agree, Howe, Schaefer, Prueter and Coburn owned 48,400, 32,750, 19,150, 10,000 and 14,000 shares of restricted stock, respectively, the market value (as computed pursuant to footnote (1) above) of which was $1,367,784, $925,515, $541,179, $282,600 and $395,640, respectively.

OPTION GRANTS

      During the year ended December 31, 2003, the Company did not grant any stock options to purchase shares of Common Stock.

OPTION EXERCISES IN 2003 AND YEAR-END VALUES TABLE

      The following table sets forth certain information with respect to the value of the unexercised stock options held by the Named Executive Officers at December 31, 2003. None of the Named Executive Officers exercised any stock options during the year ended December 31, 2003.

	Number of Unexercised
	Options Held At
	December 31, 2002(2)

Name and Principal Position	Exercisable	Unexercisable

Richard Agree Chairman of the Board and President	18,375	—
Kenneth R. Howe Vice President, Finance and Secretary	4,900	—

(1)	All options were in-the-money at December 31, 2003. As of December 31, 2003 the closing price of our common stock was $28.26 per share.

(2)	All unexercised options are fully vested, have an exercise price of $19.50 per share and expire upon employment termination.

EMPLOYMENT AGREEMENTS

      Our current employment agreements with Messrs. Agree and Howe became effective on July 1, 1999. Mr. Prueter’s employment agreement became effective on January 10, 2000. Messrs. Schaefer and Coburn do not have employment agreements with us. Mr. Agree’s employment agreement, pursuant to which he serves as our Chairman of the Board and President, has a five-year term that we expect to extend for an additional year. Under his employment agreement, Mr. Agree receives an annual base salary of $200,000, subject to annual increases at the discretion of the executive compensation committee, and is entitled to participate in the Stock Incentive Plan and all other benefit programs generally available to our executive officers.

      If we terminate Mr. Agree’s employment without cause (as defined below), he is entitled to receive a payment equal to his annual salary (at the then applicable rate) and has the right to continue to participate in all benefit plans made generally available by us to our executives during the agreement’s initial term.

      If a change-in-control (as defined in the employment agreement) occurs prior to the expiration of Mr. Agree’s employment agreement and within three years after the change-in-control Mr. Agree’s employment is terminated by us, Mr. Agree is entitled to be paid the greater of three times his then compensation, or his compensation to be paid over the remaining life of the employment agreement.

      We may terminate Mr. Agree’s agreement for “cause” which is defined to include (1) willful failure or refusal to perform specific reasonable written directives of the board of directors; (2) conviction of a felony; (3) dishonesty involving us which results in an unjust gain or enrichment at our expense; (4) moral turpitude which adversely affects our business; or (5) a material breach of the non-competition section of the employment agreement. In the event of Mr. Agree’s termination for cause, he will forfeit his right to any and all benefits entitled to be received pursuant to his employment agreement (other than any previously vested benefits) following the date of termination. Mr. Agree’s agreement may also be terminated if Mr. Agree dies or becomes disabled (as defined in the agreement). In the event of termination of the agreement because of Mr. Agree’s death or disability, Mr. Agree (or his estate) shall receive for the longer of (x) the remainder of the calendar year; or (y) six months, Mr. Agree’s salary in effect at the date of his death or disability.

      The employment agreement with Mr. Howe, pursuant to which he serves as our Chief Financial Officer and Secretary, is identical to Mr. Agree’s employment agreement, except that Mr. Howe’s agreement provides for an annual base salary of $131,000.

      The employment agreement with Mr. Prueter, pursuant to which he serves as a Vice President, is also identical to Mr. Agree’s employment agreement, except that Mr. Prueter’s agreement provides for an annual base salary of $168,000. The agreement also entitles Mr. Prueter to receive as an additional bonus 2,500 shares of restricted stock each year.

COMPENSATION COMMITTEE REPORT

      The executive compensation committee determines compensation for our executive officers and administers any stock incentive or other compensation plans adopted by us, including the Stock Incentive Plan. The executive compensation committee believes that our compensation package must be structured in a manner that will help us attract and retain qualified executives and will align compensation of such executives with the interests of our stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options and restricted stock awards issued pursuant to the Stock Incentive Plan.

SALARY BONUS AND OTHER ANNUAL COMPENSATION

      Salary and bonus amounts are determined by the executive compensation committee using a subjective evaluation process. In making determinations of salary and bonus amounts, the committee considers our general performance, the officer’s position, level and scope of responsibility and the officer’s anticipated performance and contributions to our achievement of our long-term goals. The base salaries for Richard Agree, Kenneth R. Howe and David J. Prueter were established pursuant to their employment agreements.

STOCK INCENTIVE PLAN

      The executive compensation committee is responsible for administering the Stock Incentive Plan, which includes determining the individuals to be granted stock option awards or restricted stock grants and defining the terms of such awards, including the number of shares, exercise price, vesting schedule and expiration date.

      The purpose of the Stock Incentive Plan is to provide compensation to persons whose services are considered essential to us. By linking this compensation to the market performance of our common stock and the growth in funds from operations we intend to provide additional incentive for officers and key employees to enhance our value and success and align the long-term interests of the officers and key employees with our interest.

      The executive compensation committee uses a subjective evaluation process to determine whether an officer or key employee should receive a stock option grant or receive a restricted stock award and the number of shares to be granted or awarded to such officer or key employee. The committee has not set specific objective goals or standards that an officer or key employee must meet to receive a stock option or restricted stock award. The factors considered by the executive compensation committee include our general performance, the position, level and scope of responsibility of the respective officer or key employee and the officer’s or key employee’s anticipated performance and contributions to our achievement of our long-term goals.

      We did not grant any options to purchase shares of common stock in 2003.

      The foregoing report is given by the following members of the executive compensation committee.

Gene Silverman, Chairman
Ellis Wachs
Farris Kalil

AUDIT COMMITTEE REPORT

      Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. Our independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. We held three meetings during fiscal 2003. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, our internal accounting department and our independent auditors, BDO Seidman, LLP. We discussed with BDO Seidman the overall scope and plans for their audit. We met with BDO Seidman, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls.

      We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and BDO Seidman. We also discussed with management and BDO Seidman the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

      In addition, the audit committee obtained from BDO Seidman a formal written statement describing all relationships between the auditors and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. When considering BDO Seidman’s independence, we considered whether their provision of services to the company beyond those rendered in connection with their audit of our consolidated financial statements and reviews of our consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. We also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, BDO Seidman. The audit committee also discussed and reviewed with the independent auditors all communications required by GAAP, including those described in Statement on Auditing Standards (SAS) No. 61, as amended, “Communication with Audit Committees,” SAS 99 “Consideration of Fraud in a Financial Statement Audit,” and SEC rules discussed in Final Release Nos. 33-8183 and 33-8183a.

      Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, we recommended to the board of directors (and the board has approved) that the audited financial statements for the year ended December 31, 2003 be included in the Annual Report on Form 10-K for filing with the SEC. We have selected BDO Seidman as our independent auditors for the fiscal year ending December 31, 2004.

      The committee reviewed and amended the audit committee charter in 2003. The audit committee charter was approved by the board of directors on December 8, 2003.

      Respectively submitted on March 8, 2004, by the members of the audit committee of the board of directors.

Farris Kalil, Chairman
Ellis Wachs
Gene Silverman

PERFORMANCE GRAPH

      Rules promulgated under the Securities Exchange Act of 1934 require the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return of (1) a broad equity market index, and (2) a published industry index or peer group. The graph compares the cumulative total stockholder return of the common stock (NYSE: ADC), based on the market price of the common stock and assuming reinvestment of dividends, with the SNL Shopping Center REIT Index and the Russell 2000 Index. The graph assumes the investment of $100 on January 1, 1999.

PERIOD ENDING

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Agree Realty Corporation	100.00	86.04	93.85	139.52	140.88	255.26

Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11

SNL Shopping Center REITs	100.00	88.36	106.22	136.54	157.82	223.75

      There can be no assurance that our share performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any prediction as to future share performances.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

      Sommers, Schwartz, Silver and Schwartz, the law firm of which Leon M. Schurgin, one of our directors, is a senior shareholder, acted as our counsel in various matters during 2003. We paid Mr. Schurgin’s firm aggregate fees of approximately $295,000 during the year.

      We lease our executive offices, located at 31850 Northwestern Highway, Farmington Hills, Michigan from the wife of Mr. Agree. Under the terms of the lease, which expires December 31, 2004, we are required to pay an annual rental of $60,000 and are responsible for the payment of real estate taxes, insurance and maintenance expenses relating to the building. Management believes that the lease terms are consistent with leases for similar properties in the area.

INDEPENDENT AUDITORS

      Upon recommendation of and approval by the audit committee, BDO Seidman, LLP has been selected to act as our independent certified public accountants during the current year. During fiscal

2003, BDO Seidman served as our independent auditors and also provided certain tax and other audit related services.

      Aggregate fees for professional services rendered to us by BDO Seidman as of and for the years ended December 31, 2003 and 2002, were:

	2003	2002

Audit Fees	$56,500	$34,150
Audit-Related Fees	—	—
Tax Fees	$17,050	$16,650
All Other Fees	$800	$825

      The Audit Committee approved all fees paid to BDO Seidman.

      Audit Fees. Audit fees were for professional services rendered in connection with audits and quarterly reviews of our consolidated financial statements, review of and preparation of consents for registration statements filed with the SEC.

      Audit Related Fees. No audit related fees were paid in 2003 or 2002.

      Tax Fees. Tax fees related to professional services for tax compliance and consulting.

      All Other Fees. All other fees were for general consulting services.

      At its regularly scheduled and special meetings, the audit committee considers and pre-approves any audit and non-audit services to be performed by our independent accountants. The audit committee has delegated to its chairman, Farris Kalil an independent member of our board of directors, the authority to grant pre-approvals of non-audit services provided that any such pre-approval by Mr. Kalil shall be reported to the audit committee at its next scheduled meeting. However, pre-approval of non-audit services is not required if (i) the aggregate amount of non-audit services is less than 5% of the total amount paid by us to the auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the company as non-audit services at the time of the engagement; and (iii) such services are promptly brought to the attention of the audit committee and, prior to completion of the audit, are approved by the audit committee or by one or more audit committee members who have been delegated authority to grant approvals.

      The audit committee has considered whether the provision of these services is compatible with maintaining the independent accountants’ independence and has determined that such services have not adversely affected BDO Seidman’s independence.

      A representative of BDO will be present at the annual meeting and will be provided with the opportunity to make a statement if such representative desires to do so. Such representative is also expected to be available to respond to appropriate questions.

OTHER MATTERS

      As of the mailing date of this proxy statement, the board of directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the persons named in the enclosed proxy will vote thereon as they determine to be in our best interests of us.

PROPOSALS FOR NEXT ANNUAL MEETING

      Any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2005 must be received at our office at 31850 Northwestern Highway, Farmington Hills, MI 48334, no later than November 23, 2004.

      Any shareholder who intends to bring business before the annual meeting in the year 2005, but not include the proposal in our proxy statement, or to nominate a person to the board of directors,

must give written notice to our corporate secretary, Kenneth R. Howe at our office at 31850 Northwestern Highway, Farmington Hills, MI 48334, no later than January 22, 2005.

PROCEDURES FOR NOMINATING OR RECOMMENDING
FOR NOMINATION CANDIDATES FOR DIRECTOR

      The nominating and corporate governance committee has adopted a policy permitting stockholders to recommend candidates for director under certain circumstances. The committee will only consider nominating a director candidate if recommended by any stockholder who has been a continuous record owner of at least 2% of our common stock for at least one year prior to submission of the candidate’s name and who provides a written statement that the holder intends to continue ownership of the shares through the annual meeting of stockholders. Notice must be given to the nominating and corporate governance committee of stockholder recommendations no more that 150 days and no less than 120 days prior to the anniversary date of this proxy statement. A candidate recommended by a stockholder shall, at a minimum, possess a background that includes a solid education, extensive business experience and the requisite reputation, character, integrity, skills, judgment and temperament, which in the nominating and corporate governance committee’s view, have prepared him or her for dealing with the multi-faceted financial, business and other issues that confront a board of directors of a corporation with our size, complexity, reputation and success.

ANNUAL REPORT

      A copy of our Annual Report to Stockholders for the year ended December 31, 2003 accompanies this proxy statement.

ADDENDUM A

AGREE REALTY CORPORATION
AUDIT COMMITTEE CHARTER

PURPOSE

      The Audit Committee is appointed by the Board of Directors (the “Board”) in monitoring (1) the integrity of the financial statements of the Company, (2) the independence and qualifications of the Company’s independent auditors, (3) the performance of the Company’s internal and external auditors and (4) the compliance by the Company with legal and regulatory requirements.

MEMBERSHIP

      The Audit Committee shall consist of at least three members. The members of the Audit Committee shall be appointed by the Board and shall possess the independence and other qualifications required by the New York Stock Exchange and applicable laws and regulations.

OUTSIDE ADVISORS

      The Audit Committee shall have the authority, without seeking Board approval, to retain independent legal, accounting or other advisors to the extent that the Audit Committee deems necessary or appropriate in fulfilling its duties, and the Company shall provide funding, as determined by the Audit Committee, for the payment of compensation to such advisors.

MEETINGS

      The Audit Committee, or the designated Audit Committee chairman, shall meet at least quarterly with the independent auditors, management or personnel responsible for the Company’s internal audit function.

      The Audit Committee may request any officer or employee of the Company, the Company’s outside counsel or the independent auditors to meet with the Audit Committee or any of its members or advisors.

DUTIES AND AUTHORITY

GENERAL

•	The Audit Committee shall have sole authority and responsibility to appoint, approve the terms of engagement (including fees), oversee, evaluate and replace the Company’s independent auditors, including resolving disagreements between management and the auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all audit services and all permissible non-audit services, except if in the case of permissible non-audit services, such services qualify as de minimus under applicable law.

•	The Audit Committee shall report regularly to the Board.

MATTERS RELATING TO FINANCIAL STATEMENTS AND DISCLOSURE

The Audit Committee shall:

•	Meet with the independent auditors before the annual audit to review the planning and staffing of the audit;

•	Discuss periodically with management and the independent auditors significant financial reporting issues and judgments made in connection with preparing the Company’s financial statements, including any significant changes in the selection or application of critical accounting policies and the effect of such changes, and any significant issues regarding the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies.

•	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, together with the disclosures in “management’s discussion and analysis of financial condition and results of operations” in the Company’s Form 10-K, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K;

•	Generally discuss with management the types of information and the types of presentations to be made in (i) earnings releases and (ii) earning guidance and financial information provided to analysts and rating agencies, including the use of pro forma or adjusted non-GAAP information, but the Audit Committee shall not be required to discuss specific releases, guidance or financial information in advance.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

      The Audit Committee’s meetings with the independent auditors shall include, the appropriate times:

•	reports by the auditors required by law, and

•	the matters required to be discussed by SAS 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management.

      The Audit Committee shall discuss periodically with management the Company’s major financial risk exposures and review generally the guidelines and policies governing the process by which management assesses and manages such risk exposures.

OVERSIGHT OF INDEPENDENT AUDITORS

      At least annually, the audit committee shall evaluate the independent auditors’ qualifications, performance and independence and report its conclusions to the Board. As part of the evaluation process, in addition to taking into account the opinions of management, the Audit Committee shall obtain and review a report by the independent auditors describing:

•	The auditing firm’s internal quality control procedures;

•	All relationships between the independent auditors and the Company, including the provision of non-audit services (which the audit committee should discuss with the auditors in order to enable the Audit Committee to assess the auditor’s independence).

•	The Audit Committee shall also review and evaluate the lead partner of the independent auditors and confirm the regular rotation required by law of the lead or reviewing partners.

      The Audit Committee should consider, at such intervals as it deems appropriate, whether regular rotation of the auditing firm itself would assure continuing independence of the auditors.

      The Audit Committee shall establish hiring policies for the Company regarding employees or former employees of the independent auditors who participated in any audit of the Company.

OVERSIGHT OF INTERNAL AUDIT FUNCTION

The Audit Committee shall:

•	Review the appointment or replacement of any internal auditing firms.

•	Discuss with the independent auditors and management the responsibilities, budget and staffing of the internal audit function and any recommended changes in the planned scope of the internal audit.

•	Review the significant reports to management prepared by the internal audit function and management’s responses.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for Form 10-K and Form 10-Qs about any (i) significant deficiencies in the design or operation in internal controls, (ii) material weaknesses in internal controls and (iii) fraud involving management or other employees who have a significant role in the Company’s internal controls.

COMPLIANCE OVERSIGHT

The Audit Committee shall:

•	To the extent it deems appropriate, review reports of related part transactions.

•	Obtain from the independent auditors assurance that they will inform management concerning any information indicating that an illegal act has or may have occurred, and assure that such information has been conveyed to the Audit Committee.

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s (i) Code of Conduct and (ii) Code of Professional Ethics for the Chief Executive Officer and Chief Financial Officer

•	Review with the Company’s Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

ANNUAL REVIEW

The Audit Committee shall:

•	Review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval and;

•	Conduct an evaluation of the Audit Committee’s own performance

LIMITATIONS

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor.

ADDENDUM B

AGREE REALTY CORPORATION
COMPENSATION COMMITTEE CHARTER

PURPOSE

      The Committee shall review and approve the Company’s compensation philosophy. It is charged with the broad responsibility for assuring that officers and key management personnel are effectively compensated in terms that are motivating, internally equitable and externally competitive. The Committee shall approve all compensation of executive officers; set the criteria for awards under incentive compensation plans and determine weather such criteria have been met. The Committee will generally oversee policies and practices of the company that advance its organizational development, including those designed to achieve the most productive engagement of the company’s workforce.

DUTIES AND RESPONSIBILITIES

Executive Compensation

The Committee will:

•	Determine the compensation of the CEO, the other Executive Officers, and the Board of Directors and report the compensation of the CEO to the Board.

•	Periodically review the company’s philosophy regarding executive compensation and advise the CEO relative to different compensation approaches.

•	From time to time receive data to assess the company’s competitive position for the components of executive compensation by reviewing executive compensation surveys, studies and information concerning the compensation paid by other companies.

SUCCESSION PLANNING

      The Committee will consider organizational development and make recommendations in consultation with the CEO for the selection of individuals to succeed to positions in senior management in order to assure orderly transition and continued strength in the organization,

MEMBERSHIP

•	The Committee will have a minimum of three (3) directors.

•	All Committee members shall meet the definitions of (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) an “outsider director” within the meaning of Section 162(m) of the Internal/ Revenue Code of 1986, as amended.

•	The board will appoint the Committee members and a Chairman, based upon the recommendations of the Nominating and Governance Committee.

•	The Board may fill vacancies on the Committee.

•	The Board may remove Committee members from the membership of the Committee at any time with or without cause.

CONSULTANTS

      The Committee shall have the authority to retain consultants of its selection to advise it with respect to the company’s salary and incentive compensation plans.

B-1

COMMITTEE MEETINGS AND ACTION

•	The committee will meet at the call of its Chairman or the Chairman of the Board

•	A majority of the Committee members will be a quorum for the transaction of business.

•	The action of a majority of those present at a meeting at which a quorum is present will be the act of the Committee.

•	Any action required to be taken at a meeting of the Committee will be deemed the action of the Committee without a meeting if all of the Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

•	The Chairman will report from time to time to the Board on Committee actions and on the fulfillment of the Committee’s duties under its charter.

•	The Committee Secretary (as designated) will keep minutes of all committee meetings, which will be available to all Board members.

B-2

ADDENDUM C

AGREE REALTY CORPORATION
NOMINATING & GOVERNANCE COMMITTEE CHARTER

PURPOSE

      The purpose of the Nominating & Governance Committee (the “Committee”) is (1) to assist the Board in establishing criteria and qualifications for potential Board members, (2) to identify high quality individuals who have the core competencies and experience to become members of the Company’s Board of Directors and to recommend to the Board the director nominees for the next annual meeting of shareholders; (3) to establish corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards, and recommend to the Board the corporate governance guidelines applicable to the Company; (4) to lead the Board in its annual review of the Board’s performance; and (5) to recommend to the Board director nominees for each committee.

COMMITTEE MEMBERSHIP AND MEETINGS

      The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the New York Stock Exchange as well as the requirements of the Securities & Exchange Commission.

      The members of the Committee shall be selected by a majority vote of the Board of Directors at its annual meeting and shall serve on the Committee until the next annual meeting or until their successors shall be duly elected and qualified, or their earlier resignation or removal by the Board, with or without cause. The members of the Committee may, if they so desire, elect a Chair, who shall serve at the pleasure of the Committee and the Board.

      The Committee shall meet at lease once a year, and more frequently as circumstances may dictate. Minutes shall be taken at each meeting of the Committee and included in the permanent minutes of the Company.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

      1. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have some authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

      2. The Committee shall establish criteria and core competencies for potential director candidates and actively seek qualified and experienced individuals to become board members for recommendation to the Board. The Committee shall assist the Board in establishing a “Job description” for Board members, setting forth the responsibilities and expected participation from directors.

      3. The Committee shall assist the Board in establishing criteria and review guidelines for determining whether a director is “independent” for regulatory compliance purposes.

      4. The Committee shall have the authority and responsibility to monitor and advise as to compliance with corporate governance policies and regulations. The Committee shall assist the Board in establishing and reviewing, on at least an annual basis, appropriate procedures and processes for Board meetings and Committee meetings in light of “best practices” in corporate governance.

C-1

      5. The Committee shall receive comments form all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

      6. The Committee shall review and reassess the adequacy of all corporate governance guidelines of the Company, including the Code of Business Conduct and Ethics and recommend any proposed changes to the Board for approval.

      7. The Committee shall review and reassess the adequacy of this Charter and annually recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

C-2

ADDENDUM D

CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
CODE OF PROFESSIONAL ETHICS

December 15, 2003

Preface

      The Chief Executive Officer and the Chief Financial Officer (the “Officers”) hold important and elevated roles in corporate governance. The Officers are vested with both the responsibility and authority to protect, balance and preserve the interests of all of the Company’s stakeholders, including shareholders, clients, employees, suppliers and citizens of the communities in which business is conducted. The Officers fulfill this responsibility by prescribing and enforcing the polices and procedures employed in the operation of the Company’s financial organization, and by demonstrating the following:

I. HONEST AND ETHICAL CONDUCT

      The Officers will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies and procedures that:

•	Encourage and reward professional integrity in all aspects of the financial organization, by eliminating inhibitions and barriers to responsible behavior, such as coercion, fear of reprisal, or alienation from the financial organization or the Company itself.

•	Prohibit and eliminate the appearance or occurrence of conflicts between what is in the best interest of the Company and what could result in material personal gain for the Officers.

•	Provide a mechanism for members of the finance organization to inform management of deviations in practice from policies and procedures governing honest and ethical behavior.

•	Demonstrate their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout the organization.

II. FINANCIAL RECORDS AND PERIODIC REPORTS

      Senior Officers will establish and manage the Company’s transaction and reporting systems and procedures to ensure that:

•	Business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with Generally Accepted Accounting Procedures (“GAAP”) and established Company financial policy.

•	The retention or proper disposal of Company records shall be in accordance with established Company financial polices and applicable legal and regulatory requirements.

•	Periodic financial communications and reports will be delivered in a manner that facilitates the highest degree of clarity of content and meaning so that readers and users will quickly and accurately determine their significance and consequence.

III. COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS

      The Officers will establish and maintain mechanisms to:

•	Educate members of the Company about any federal, state or local statute, regulation or administrative procedure that affects the operation of the finance organization and the Company generally.

•	Monitor the compliance of the finance organization with any applicable federal, state or local statute, regulation or administrative rule.

•	Identify, report and correct in a swift and certain manner, any detected deviations from applicable federal, state or local statute or regulation.

D-1

DETACH HERE

ZARC42

PROXY

AGREE REALTY CORPORATION

Proxy for Annual Meeting of Stockholders May 10, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard Agree and Kenneth R. Howe as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Agree Realty Corporation held on record by the undersigned on March 15, 2004 at the Annual Meeting of Stockholders to be held on May 10, 2004, or any adjournment thereof.

The Board of Directors recommends a vote FOR all of the nominees for director.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

ZARC41
1304
☒	Please mark votes as in this example.

This Proxy when executed will be voted in the manner directed hereon. If no direction is made this Proxy will be voted FOR each of the matters hereon.

1.	Electing two Directors:			2. In their judgment, upon such other matters as may properly come
	Nominees: (01) Ellis Wachs and (02) Leon M. Schurgin			before the meeting.

		FOR	WITHHELD
		☐	☐

☐

For both nominees except as noted above
				MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

NOTE — PLEASE COMPLETE THIS PROXY AND MAIL TO US PROMPTLY.

(Please sign exactly as your name or names appear hereon. Where shares are held jointly both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.)

Signature:	Date:	Signature:	Date: